Exhibit 32.1

              Certification Pursuant to Section 906
                of the Sarbanes-Oxley Act of 2002

The certification set forth below is being submitted in connection with the Quarterly Report of Berry Petroleum Company (the "Company") on Form 10-Q for the period ending March 31, 2004 (the 'Report') for the purpose of complying with Rule 13a-14(b) of the Securities Exchange Act of 1934 (the 'Exchange Act') and
Section 1350 of Chapter 63 of Title 18 of the United States Code.

I, Robert F. Heinemann, Chairman, Interim President and Interim
Chief Executive Officer of Berry Petroleum Company (the
"Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report which this certification accompanies, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Robert F. Heinemann
Robert F. Heinemann
Chairman, Interim President
and Interim Chief Executive Officer
May 5, 2004

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